MERRILL LYNCH CORPORATE BOND FUND, INC.

                   SUPPLEMENT, DATED MARCH 25, 1998,
                 TO PROSPECTUS DATED JANUARY 28, 1997


           Effective March 24, 1998, shares of the High Income Portfolio of the Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") will no longer be available for purchase (or exchange), except as described below. Therefore, on or after March 24, 1998, except as described below, the Fund will no longer sell Class A, Class B, Class C or Class D shares of its High Income Portfolio.

           After March 24, 1998, shares of the Fund's High Income Portfolio will continue to be available for purchase under the following circumstances: shareholders of the Fund's High Income Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans, will continue to be permitted to purchase shares of the Portfolio through such plans; shares of the Fund's High Income Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Adviser program administered by Merrill Lynch, Pierce, Fenner & Smith Incorporated; and until April 28, 1998, shareholders who hold Class A shares of the Fund's High Income Portfolio will be permitted to continue to purchase additional Class A shares of the Portfolio.



Code #10046-98AL